UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard, Suite 500

Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 11, 2011, Threshold Pharmaceuticals, Inc. entered into an underwriting agreement (the “Underwriting Agreement”), with Cowen and Company LLC in their capacity as representative of the underwriters, providing for the issuance and sale of an aggregate of 14,313,081 shares of our common stock, par value $0.001 per share, and warrants to purchase up to 5,725,227 shares of our common stock (the “Offering”). The common stock and warrants to purchase common stock will be sold in units, with each unit consisting of (i) one share of our common stock and (ii) a warrant to purchase 0.4 of a share of our common stock, at a public offering price of $2.10 per unit. The warrants will have a five year term.

The purchase price to be paid by the underwriters to us for the common stock and warrants will be approximately $1.97 per unit. The closing of the offering is expected to take place on March 16, 2011, subject to the satisfaction of customary closing conditions. We estimate that the net proceeds from the sale of the 14,313,081 units will be approximately $27.8 million after deducting the estimated underwriting discount and estimated offering expenses payable to us, excluding the proceeds, if any, from the exercise of the warrants issued in the Offering.

The units are being offered and sold pursuant to a prospectus supplement dated March 11, 2011 and an accompanying base prospectus dated October 15, 2010, pursuant to our registration statement on Form S-3 (Registration No. 333-169689) declared effective on October 15, 2010. A copy of the opinion of Morrison & Foerster LLP relating to the legality of the issuance and sale of the securities in this offering is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the Underwriting Agreement and the Warrants are not complete and are qualified in their entireties by reference to the full text of the Underwriting Agreement and form of Warrant, copies of which are filed herewith as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Effective March 11, 2011, the Company entered into an amendment (the “Third Amendment”) to that certain Preferred Shares Rights Agreement, dated as of August 8, 2006, as amended, by and between the Company and Mellon Investor Services LLC (the “Rights Agreement”).

Pursuant to the Third Amendment, no investor in the Offering, or any affiliate thereof, shall become an “Acquiring Person” under the Rights Agreement by virtue of purchasing shares of Common Stock or warrants to purchase Common Stock pursuant to the Offering or upon the exercise of warrants purchased in the Offering.

The foregoing description of the Third Amendment is only a summary and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding our expectations regarding the completion and anticipated proceeds of the public offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties related to the satisfaction of the conditions to the closing of the public offering. Risk factors related to us and our business are discussed under “Risk Factors” and elsewhere in our prospectus supplement dated March 11, 2011 with respect to the offering described above, Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and other filings with the Securities and Exchange Commission. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 8.01.	Other Events.

On March 11, 2011, we issued a press release announcing the pricing of the Offering described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On March 11, 2011, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”), we filed a prospectus supplement (the “ATM Prospectus Supplement”) amending the prospectus supplement dated October 29, 2010 and its accompanying prospectus dated October 15, 2010, related to our At Market Issuance Sales Agreement with McNicoll, Lewis & Vlak LLC, dated October 29, 2010 (the “Sales Agreement”), to reduce the amount of our common stock for sale under the ATM Prospectus Supplement pursuant to the Sales Agreement, effective March 11, 2011. The ATM Prospectus Supplement is incorporated by reference herein.

On March 11, 2011, pursuant to Rule 424(b)(5) under the Securities Act, we filed a prospectus supplement (the “Offering Prospectus Supplement”) to our registration statement on Form S-3 (Registration No. 333-169689) describing the Offering. The Offering Prospectus Supplement is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 11, 2011, by and between Threshold Pharmaceuticals, Inc. and Cowen and Company LLC, as representative of the underwriters.

4.1	Form of Warrant to Purchase Common Stock.

4.2	Third Amendment to Rights Agreement dated March 11, 2011 between Threshold Pharmaceuticals, Inc. and Mellon Investor Services LLC

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Morrison and Foerster LLP (included as part of Exhibit 5.1).

99.1	Press Release, dated March 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

Dated: March 11, 2011

	By:	/S/ Joel A. Fernandes
Joel A. Fernandes
Senior Director, Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 11, 2011, by and between Threshold Pharmaceuticals, Inc. and Cowen and Company LLC, as representative of the underwriters.

4.1	Form of Warrant to Purchase Common Stock.

4.2	Third Amendment to Rights Agreement dated March 11, 2011 between Threshold Pharmaceuticals, Inc. and Mellon Investor Services LLC

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Morrison & Foerster (included as part of Exhibit 5.1).

99.1	Press Release, dated March 11, 2011